                                                                   EXHIBIT 24.01

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned person hereby constitutes and appoints J.J. Mulva, J. Bryan Whitworth and John A. Carrig, and each of them singly, its true and lawful attorney-in-fact and in its name, place, and stead, to sign the Registration Statement with which this Power of Attorney is filed, and any and all amendments to said Registration Statement, and generally to do and perform all things and acts necessary or advisable in connection therewith, and the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto executed this Power of Attorney as of the date set forth opposite the signature of its duly authorized officer.

                                          Phillips Petroleum Company

                                                   By: /s/ J.J. Mulva
                                          ------------------------------------
                                                       J.J. Mulva
                                           Chairman of the Board of Directors
                                               and Chief Executive Officer

Date: February 12, 2001

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned person hereby constitutes and appoints J.J. Mulva, J. Bryan Whitworth and John A. Carrig, and each of them singly, his true and lawful attorney-in-fact and in his name, place, and stead, and in any and all of his offices and capacities with Phillips Petroleum Company, to sign the Registration Statement with which this Power of Attorney is filed, and any and all amendments to said Registration Statement, and generally to do and perform all things and acts necessary or advisable in connection therewith, and the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto executed this Power of Attorney as of the date set forth opposite his signature.

                                                 By: /s/ Rand C. Berney
                                          ------------------------------------
                                                     Rand C. Berney
                                             Vice President and Controller;
                                              Principal Accounting Officer
                                               Phillips Petroleum Company

Date: February 8, 2001

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned person hereby constitutes and appoints J.J. Mulva, J. Bryan Whitworth and John A. Carrig, and each of them singly, his true and lawful attorney-in-fact and in his name, place, and stead, and in any and all of his offices and capacities with Phillips Petroleum Company, to sign the Registration Statement with which this Power of Attorney is filed, and any and all amendments to said Registration Statement, and generally to do and perform all things and acts necessary or advisable in connection therewith, and the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto executed this Power of Attorney as of the date set forth opposite his signature.

                                                 By: /s/ David L. Boren
                                          ------------------------------------
                                                David L. Boren, Director
                                               Phillips Petroleum Company

Date: February 12, 2001

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned person hereby constitutes and appoints J.J. Mulva, J. Bryan Whitworth and John A. Carrig, and each of them singly, his true and lawful attorney-in-fact and in his name, place, and stead, and in any and all of his offices and capacities with Phillips Petroleum Company, to sign the Registration Statement with which this Power of Attorney is filed, and any and all amendments to said Registration Statement, and generally to do and perform all things and acts necessary or advisable in connection therewith, and the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto executed this Power of Attorney as of the date set forth opposite his signature.

                                             By: /s/ Robert E. Chappell, Jr.
                                          ------------------------------------
                                            Robert E. Chappell, Jr., Director
                                               Phillips Petroleum Company

Date: February 12, 2001

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned person hereby constitutes and appoints J.J. Mulva, J. Bryan Whitworth and John A. Carrig, and each of them singly, his true and lawful attorney-in-fact and in his name, place, and stead, and in any and all of his offices and capacities with Phillips Petroleum Company, to sign the Registration Statement with which this Power of Attorney is filed, and any and all amendments to said Registration Statement, and generally to do and perform all things and acts necessary or advisable in connection therewith, and the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto executed this Power of Attorney as of the date set forth opposite his signature.

                                                By: /s/ Robert M. Devlin
                                          ------------------------------------
                                               Robert M. Devlin, Director
                                               Phillips Petroleum Company

Date: February 12, 2001

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned person hereby constitutes and appoints J.J. Mulva, J. Bryan Whitworth and John A. Carrig, and each of them singly, his true and lawful attorney-in-fact and in his name, place, and stead, and in any and all of his offices and capacities with Phillips Petroleum Company, to sign the Registration Statement with which this Power of Attorney is filed, and any and all amendments to said Registration Statement, and generally to do and perform all things and acts necessary or advisable in connection therewith, and the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto executed this Power of Attorney as of the date set forth opposite his signature.

                                                 By: /s/ Larry D. Horner
                                          ------------------------------------
                                                Larry D. Horner, Director
                                               Phillips Petroleum Company

Date: February 12, 2001

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned person hereby constitutes and appoints J.J. Mulva, J. Bryan Whitworth and John A. Carrig, and each of them singly, his true and lawful attorney-in-fact and in his name, place, and stead, and in any and all of his offices and capacities with Phillips Petroleum Company, to sign the Registration Statement with which this Power of Attorney is filed, and any and all amendments to said Registration Statement, and generally to do and perform all things and acts necessary or advisable in connection therewith, and the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto executed this Power of Attorney as of the date set forth opposite his signature.

                                                By: /s/ Randall L. Tobias
                                          ------------------------------------
                                               Randall L. Tobias, Director
                                               Phillips Petroleum Company

Date: February 12, 2001

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned person hereby constitutes and appoints J.J. Mulva, J. Bryan Whitworth and John A. Carrig, and each of them singly, her true and lawful attorney-in-fact and in her name, place, and stead, and in any and all of her offices and capacities with Phillips Petroleum Company, to sign the Registration Statement with which this Power of Attorney is filed, and any and all amendments to said Registration Statement, and generally to do and perform all things and acts necessary or advisable in connection therewith, and the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto executed this Power of Attorney as of the date set forth opposite her signature.

                                              By: /s/ Victoria J. Tschinkel
                                          ------------------------------------
                                             Victoria J. Tschinkel, Director
                                               Phillips Petroleum Company

Date: February 12, 2001

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned person hereby constitutes and appoints J.J. Mulva, J. Bryan Whitworth and John A. Carrig, and each of them singly, her true and lawful attorney-in-fact and in her name, place, and stead, and in any and all of her offices and capacities with Phillips Petroleum Company, to sign the Registration Statement with which this Power of Attorney is filed, and any and all amendments to said Registration Statement, and generally to do and perform all things and acts necessary or advisable in connection therewith, and the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto executed this Power of Attorney as of the date set forth opposite her signature.

                                                By: /s/ Kathryn C. Turner
                                          ------------------------------------
                                               Kathryn C. Turner, Director
                                               Phillips Petroleum Company

Date: February 12, 2001